UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1810

Oppenheimer Global Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2018 Unaudited

	Shares	Value
Common Stocks—99.8%
Consumer Discretionary—27.6%
Automobiles—2.7%
Bayerische Motoren Werke AG	2,140,141	$152,313,684
Suzuki Motor Corp.	2,148,700	108,725,300
		261,038,984

Entertainment—2.2%
Capcom Co. Ltd.	2,856,600	56,943,883
Walt Disney Co. (The)	1,447,460	158,713,989
		215,657,872

Hotels, Restaurants & Leisure—0.5%
International Game Technology plc	3,403,000	49,785,890

Household Durables—0.9%
Newell Brands, Inc.	4,752,150	88,342,468

Interactive Media & Services—10.3%
Alphabet, Inc., Cl. A1	615,013	642,663,984
Baidu, Inc., Sponsored ADR[1]	594,670	94,314,662
Facebook, Inc., Cl. A1	1,913,830	250,883,975
		987,862,621

Internet & Catalog Retail—2.3%
Amazon.com, Inc.[1]	47,398	71,190,374
Farfetch Ltd., Cl. A1	2,591,560	45,896,528
JD.com, Inc., ADR[1]	5,110,073	106,953,828
		224,040,730

Specialty Retail—2.6%
Industria de Diseno Textil SA	5,553,831	141,584,215
Tiffany & Co.	1,370,518	110,340,404
		251,924,619

Textiles, Apparel & Luxury Goods—6.1%
Brunello Cucinelli SpA	773,116	26,570,919
Kering SA	458,595	214,629,164
LVMH Moet Hennessy Louis Vuitton SE	1,107,840	325,534,168
Puma SE	40,667	19,919,246
		586,653,497

Consumer Staples—4.1%
Food Products—2.2%
Unilever plc	4,059,885	212,484,905

	Shares	Value
Household Products—1.9%
Colgate-Palmolive Co.	3,074,129	$182,972,158

Energy—0.7%
Energy Equipment & Services—0.7%
TechnipFMC plc	3,300,564	66,537,435

Financials—17.3%
Capital Markets—6.2%
Credit Suisse Group AG1	8,572,024	94,464,926
Goldman Sachs Group, Inc. (The)	728,488	121,693,920
S&P Global, Inc.	1,519,633	258,246,432
UBS Group AG1	10,157,686	126,798,005
		601,203,283

Commercial Banks—4.9%
Banco Bilbao Vizcaya Argentaria SA	7,619,893	40,195,038
Citigroup, Inc.	3,735,980	194,495,119
ICICI Bank Ltd., Sponsored ADR	14,707,493	151,340,103
Societe Generale SA	2,733,850	86,796,878
		472,827,138

Insurance—4.1%
Allianz SE	910,791	182,765,198
Dai-ichi Life Holdings, Inc.	3,841,600	59,526,716
Prudential plc	8,545,950	152,691,072
		394,982,986

Real Estate Management & Development—2.1%
DLF Ltd.	80,026,702	202,597,535

Health Care—14.7%
Biotechnology—7.8%
ACADIA Pharmaceuticals, Inc.[1]	1,961,139	31,711,618
AnaptysBio, Inc.[1]	578,969	36,932,433
Biogen, Inc.[1]	319,520	96,149,958
Bluebird Bio, Inc.[1]	436,199	43,270,941
Blueprint Medicines Corp.[1]	920,923	49,646,959
Circassia Pharmaceuticals plc[1]	17,318,782	10,606,542
Gilead Sciences, Inc.	1,173,790	73,420,565
GlycoMimetics, Inc.[1,2]	2,558,590	24,229,847

1      OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Biotechnology (Continued)
Incyte Corp.[1]	933,760	$59,377,798
Ionis Pharmaceuticals, Inc.[1]	1,090,906	58,974,378
Loxo Oncology, Inc.[1]	497,420	69,673,619
MacroGenics, Inc.[1,2]	2,401,800	30,502,860
Mirati Therapeutics, Inc.[1]	440,646	18,692,203
Sage Therapeutics, Inc.[1]	776,389	74,370,302
Shire plc	934,432	54,304,473
uniQure NV1	760,330	21,912,711
		753,777,207

Health Care Equipment & Supplies—1.0%
Swiss Medical SA1,2,3,4	841,477,920	28,002,702
Zimmer Biomet Holdings, Inc.	674,734	69,983,411
		97,986,113

Health Care Providers & Services—3.7%
Anthem, Inc.	1,040,012	273,138,351
Centene Corp.[1]	737,020	84,978,406
		358,116,757

Life Sciences Tools & Services—1.3%
Agilent Technologies, Inc.	1,856,680	125,251,633

Pharmaceuticals—0.9%
Bayer AG	1,136,985	78,839,871

Industrials—15.3%
Aerospace & Defense—3.3%
Airbus SE	3,323,888	317,899,826

Air Freight & Couriers—1.3%
United Parcel Service, Inc., Cl. B	1,263,180	123,197,945

Airlines—0.9%
International Consolidated Airlines Group SA	11,413,950	89,575,065

Building Products—1.2%
Assa Abloy AB, Cl. B	6,401,588	114,455,764

Construction & Engineering—0.5%
FLSmidth & Co. AS	1,151,138	51,720,223

Electrical Equipment—2.3%
Nidec Corp.	1,909,716	218,862,499

	Shares	Value
Industrial Conglomerates—2.7%
3M Co.	788,780	$150,294,141
Siemens AG	976,616	108,921,285
		259,215,426

Machinery—2.2%
Atlas Copco AB, Cl. A	2,707,246	64,677,641
FANUC Corp.	598,400	89,962,068
Minebea Mitsumi, Inc.	4,465,000	64,117,420
		218,757,129

Professional Services—0.9%
Equifax, Inc.	928,960	86,514,045

Information Technology—20.1%
Electronic Equipment, Instruments, & Components—6.0%
Keyence Corp.	328,006	165,308,655
Murata Manufacturing Co. Ltd.	1,443,404	198,883,070
Omron Corp.	2,246,400	80,967,220
TDK Corp.	1,789,900	127,361,106
		572,520,051

IT Services—2.5%
Earthport plc[1,2]	58,117,076	19,871,486
PayPal Holdings, Inc.[1]	2,363,392	198,737,633
StoneCo Ltd., Cl. A1	1,401,560	25,844,767
		244,453,886

Semiconductors & Semiconductor Equipment—2.7%
Maxim Integrated Products, Inc.	4,220,473	214,611,052
Renesas Electronics Corp.[1]	10,183,700	46,709,228
		261,320,280

Software—8.9%
Adobe, Inc.[1]	1,225,614	277,282,911
Intuit, Inc.	1,384,920	272,621,502
Nintendo Co. Ltd.	286,700	75,749,234
SAP SE	2,319,719	231,066,529
		856,720,176
Total Common Stocks (Cost $6,037,751,807)		9,628,096,017

2      OPPENHEIMER GLOBAL FUND

	Shares	Value
Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $—)	15,040,130	$1,645,873

	Shares	Value
Investment Company—0.2%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[2,5] (Cost $17,493,314)	17,493,314	$17,493,314

Total Investments, at Value (Cost $6,055,245,121)	100.0%	9,647,235,204
Net Other Assets (Liabilities)	0.0	(1,174,359)
Net Assets	100.0%	$9,646,060,845

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2018	Gross Additions	Gross Reductions	Shares December 31, 2018
Common Stock
Biotechnology
GlycoMimetics, Inc.	2,333,040	225,550	—	2,558,590
MacroGenics, Inc.	2,160,100	241,700	—	2,401,800
Health Care Equipment & Supplies
Swiss Medical SA	841,477,920	—	—	841,477,920
IT Services
Earthport plc	58,117,076	—	—	58,117,076
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	48,914,766	655,895,432	687,316,884	17,493,314

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Common Stock
Biotechnology
GlycoMimetics, Inc.	$24,229,847	$—	$—	$ (11,560,894)
MacroGenics, Inc.	30,502,860	—	—	(19,612,108)
Health Care Equipment & Supplies
Swiss Medical SA	28,002,702	—	—	2,462,159
IT Services
Earthport plc	19,871,486	—	—	13,592,055
Investment Company

3      OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$17,493,314	$828,253	$—	$—

Total	$120,100,209	$828,253	$—	$(15,118,788)

3. Restricted security. The aggregate value of restricted securities at period end was $28,002,702, which represents 0.29% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Swiss Medical SA	5/16/94-7/10/02	$30,390,000	$28,002,702	$(2,387,298)

4. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

5. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$4,690,386,541	48.6%
Japan	1,293,116,399	13.4
France	944,860,037	9.8
Germany	773,825,812	8.0
United Kingdom	597,663,033	6.2
India	355,583,510	3.7
Switzerland	221,262,930	2.3
China	201,268,490	2.1
Spain	181,779,253	1.9
Sweden	179,133,405	1.8
Ireland	54,304,473	0.6
Denmark	51,720,223	0.5
Argentina	28,002,702	0.3
Italy	26,570,919	0.3
Brazil	25,844,766	0.3
Netherlands	21,912,711	0.2

Total	$9,647,235,204	100.0%

4      OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS December 31, 2018 Unaudited

1. Organization

Oppenheimer Global Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales

5      OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or

6      OPPENHEIMER GLOBAL FUND

3. Securities Valuation (Continued)

liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,619,086,102	$1,046,220,579	$—	$2,665,306,681
Consumer Staples	182,972,158	212,484,905	—	395,457,063
Energy	—	66,537,435	—	66,537,435
Financials	725,775,574	945,835,368	—	1,671,610,942
Health Care	1,242,217,993	143,750,886	28,002,702	1,413,971,581
Industrials	360,006,131	1,120,191,791	—	1,480,197,922
Information Technology	989,097,865	945,916,528	—	1,935,014,393
Preferred Stock	1,645,873	—	—	1,645,873
Investment Company	17,493,314	—	—	17,493,314

Total Assets	$5,138,295,010	$4,480,937,492	$28,002,702	$9,647,235,204

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(20,066,978)	$20,066,978
Information Technology	(273,089,426)	273,089,426

Total Assets	$(293,156,404)	$293,156,404

7      OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

* Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The

8      OPPENHEIMER GLOBAL FUND

4. Investments and Risks (Continued)

Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates

9      OPPENHEIMER GLOBAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

10      OPPENHEIMER GLOBAL FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/15/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/15/2019